UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 20, 2004 (Date of earliest event reported)
Redwood Empire Bancorp (Exact name of registrant as specified in its charter)
CA (State or other jurisdiction of incorporation)	0-19231 (Commission File Number)	68-0166366 (IRS Employer Indentification Number)
	111 Santa Rosa Avenue (Address of principal executive offices)	95404 (Zip Code)
Registrant's telephone number, including area code: 707-573-4800

Item 8.01. Other Events

Redwood Empire Bancorp announces third quarter 2004 results.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit 99 - Redwood Empire Bancorp Press Release

99.1       Press Release of Redwood Empire Bancorp dated October 20, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004	REDWOOD EMPIRE BANCORP By: /s/ Kim McClaran Kim McClaran VP/Chief Financial Officer